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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 21, 2002


                         CRESCENT FINANCIAL CORPORATION

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             (Exact name of Registrant as specified in its charter)



    North Carolina                    000-32951                 56-2259050

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(State or other jurisdiction     (Commission File No.)     IRS Employer Identification
  of incorporation)                                        number)



                1005 High House Road, Cary, North Carolina 27513

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                    (Address of principal executive offices)


Registrant's telephone number, including area code (919) 460-7770


                                 Not Applicable

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                 (Former address of principal executive offices)



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Item 5.  Other Events and Regulation FD Disclosure.
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On February 21, 2002, the Board of Directors of the Registrant declared a 12.5%
stock dividend payable on April 15, 2002 to shareholders of record on March 15, 2002. Cash will be paid in lieu of fractional shares.

                                       2

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CRESCENT FINANCIAL CORPORATION



                               By:   /s/ Michael G. Carlton
                                     ----------------------
                                     Michael G. Carlton
                                     President and Chief Executive Officer

Dated: February 25, 2002

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                                  EXHIBIT INDEX
                                  --------------


 Exhibit                Description
                        -----------
 Number                 of Exhibit
 ------                 ----------

  99.1                  Press Release

                                       4